                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) October 27, 1999


                       Virginia Electric and Power Company
             (Exact name of registrant as specified in its charter)


               Virginia                 1-2255           54-0418825
       (State or other juris-        (Commission      (IRS Employer
        diction of Incorporation)    File Number)     Identification No.)

       701 E. Cary Street, Richmond, Virginia          23219-3932
       (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code (804) 771-3000


         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS
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     On October 27, 1999, Virginia Electric and Power Company (the Company)
entered into an underwriting agreement (the Underwriting Agreement) with Banc of America Securities LLC and Chase Securities Inc., as Representatives of the Underwriters named in Schedule II of the Underwriting Agreement, for the sale of $75 million aggregate principal amount of the Company's Senior Notes. Such Senior Notes, which are designated the 1999 Series B 7.20% Senior Notes, due November 1, 2004, are a portion of the $375 million aggregate principal amount of Debt Securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, which registration statement was declared effective on March 18, 1998 (File No. 333-47119). This Registration Statement also constitutes Post-Effective Amendment No. 1 of Registration Statement No. 33-59581 regarding $375 million of the Company's First and Refunding Mortgage Bonds registered for sale, pursuant to Rule 429 under the Securities Act of 1933, as amended. A copy of the Underwriting Agreement including exhibits thereto, is filed as Exhibit 1 to this Form 8-K.

     The designation of, and the terms and conditions applicable to, the 1999 Series B 7.20% Senior Notes, due November 1, 2004 were established as set forth in the Third Supplemental Indenture to the Company's Senior Indenture dated as of June 1, 1998, and have been approved by the Board of Directors of the Company. A copy of the form of Third Supplemental Indenture is filed as Exhibit
4.2 to this Form 8-K.

Exhibits:
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1        Underwriting Agreement, dated October 27, 1999, between the Company and
         Banc of America Securities LLC and Chase Securities Inc., as Representatives of the Underwriters named in Schedule II of the Underwriting Agreement (filed herewith).

4.1 Form of Senior Indenture dated as of June 1, 1998 between the Company and The Chase Manhattan Bank filed as Exhibit 4(ii) to the Registration Statement described above, Form of First Supplemental Indenture dated as of June 1, 1998 filed as Exhibit 4.2 to the Company's Current Report on Form 8-K filed June 12, 1998, and Form of Second Supplemental Indenture dated as of June 1, 1999 filed as Exhibit 4.2 to the Company's Current Report on Form 8-K filed June 3, 1999, are hereby incorporated by reference.

4.2 Form of Third Supplemental Indenture to the Senior Indenture, dated as of November 1, 1999, pursuant to which the 1999 Series B 7.20% Senior Notes, due November 1, 2004, will be issued. The Form of the 1999 Series B 7.20% Senior
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         Notes is included as Exhibit A to the Third Supplemental Indenture
         (filed herewith).

12       Computation of Ratios of Earnings to Fixed Charges (filed herewith).


                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             VIRGINIA ELECTRIC AND POWER COMPANY
                                                         Registrant



                                                 /s/ James P. Carney
                                             --------------------------------
                                                     James P. Carney
                                                   Assistant Treasurer



Date: October 27, 1999